EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW
Overview
Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Goldman Sachs Mortgage Company.  The review included a total of 146 newly originated residential mortgage loans, in connection with the securitization identified as GSMBS PJ1-2020 (the “Securitization”).  The review began on June 1, 2019, and concluded on December 1, 2019.
Scope of Review
Credit Review
Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.
The Credit Review attempted to confirm the following:
a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
Compliance Review
Digital Risk performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:
a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording
The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.
Valuation Review
Digital Risk performed a “Valuation Review,” which included the following:
a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Conforming Loan population – additional valuation product was not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.  In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Digital Risk applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.
For loans reviewed in a post-close valuation review scenario (146 loans in total):
112 loans had Desktop Reviews which were performed by Protek (CDA’s).  Digital Risk has independent access to the DeskTop Reviews ordered by the Aggregator or Digital Risk.
 If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.
34 loans had a Field Review of which 0 Field Reviews did not support the value.
Product totals may not sum due to multiple products for each loan
TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the 146  mortgage loans reviewed, unique mortgage loans (by loan count) had a total of 38 different tape discrepancies across three data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Digital Risk was not treated as a data variance.
Fields Reviewed	Discrepancy Count	Percentage
Loan Purpose	2	5.26%
Occupancy Type	1	2.63%
Original Appraised Value	1	2.63%
Original CLTV	2	5.26%
Original LTV	1	2.63%
Origination/Note Date	15	39.47%
Originator Back-End DTI	12	31.58%
Property Type	4	10.53%
Total Discrepancies:	38	100.00%

Summary of Results
OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 39% of the pool receiving an Overall “A” grade.
Final Loan Grades
Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	57	$35,549,850.00	39%
Event Grade B	89	$54,800,088.00	61%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	146	$90,349,938.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	146	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	146	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	57	39%
Event Grade B	89	61%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	146	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	146	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	146	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	146	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	146	100%

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Appraisal Misc	2
		Assets	2
		Assets Misc	1
		AUS Missing	2
		Contract	1
		Credit Report	1
		Debts	2
		Debts Not verified on credit report	1
		Hazard Insurance	1
		Income Docs	7
		Incomplete Bank Statements	1
		Red Flags not fraud	1
		REO PITI	1
		REO Rental Income	1
		Reserve Assets	1
		Sales contract	1
		Subordination Agreement	4
		The loan meets all applicable credit guidelines	113
		VVOE required	6
		Total Credit Grade (A) Exceptions:	149
	Total Credit Exceptions:		149
Compliance	A	Federal Testing	2
		HMDA - Government Monitoring	1
		Inaccurate Mortgage	2
		Initial Escrow Account	1
		Misc Compliance Findings	3
		Right of Rescission - Missing	1
		Right of Rescission - Not Executed	1
		Right of Rescission - Timing	2
		RTC- same creditor (H9) version required (3rd circuit, 7th circuit, and CA)	5
		State Consumer Credit Laws/Regulations - Prohibited Fees	1
		The loan is in compliance with all applicable laws and regulations	41
		TRID - 10% Tolerance Violation Not Cured	1
		TRID - CD Incomplete / Inaccurate	1
		TRID - CD Non-Borrower with Right to Rescind	1
		TRID - Initial CD Delivery Date (prior to consummation)	12
		TRID - Post-Consummation CD delivery date Borrower paid amount	14
		TRID - SPL - Missing	3
		TRID CD - Calculating Cash to Close LE column	2
		TRID CD ' Closing Information/Disbursement Date	2
		TRID CD ' Closing Information/File number Info	1
		TRID CD ' Incorrect Section	2
		TRID CD ' Loan Disclosures/Escrow Account	3
		TRID CD ' Projected payments/ Estimated Taxes, Insurance & Assessments	1
		TRID CD - Settlement Agent License	1
		TRID CD- Closing Information/Closing Date	2
		TRID CD- Section B incorrect payee	6
		TRID LE - Revised LE Delivery Date (prior to consummation)	1
		TRID Tolerance - Zero Tolerance Violation (Disclosure Timing Fail)	1
		TRID Tolerance - Zero Tolerance Violation (No Valid COC)	6
		Total Compliance Grade (A) Exceptions:	120
	B	HMDA - Government Monitoring	4
		Late HOC Disclosure	3
		Maryland Commitment Letter - Missing	1
		Maryland Financing Agreement - Missing	2
		Maryland Notice of Requirement of Particular Attorney or Title Insurance Company - Missing	1
		Tool Kit- late	1
		Tool Kit- missing	2
		TRID - CD Incomplete / Inaccurate	1
		TRID - Post-Consummation CD delivery date Borrower paid amount	39
		TRID - SPL - Late	3
		TRID - SPL - Missing	2
		TRID CD - Calculating Cash to Close LE column	6
		TRID CD ' Closing Information/Disbursement Date	20
		TRID CD ' Closing Information/File number Info	6
		TRID CD ' Incorrect Section	1
		TRID CD ' Loan Disclosures/Escrow Account	3
		TRID CD ' Settlement agent Contact Information	1
		TRID CD - Settlement Agent License	16
		TRID CD ' Transaction Information/Seller Info	1
		TRID CD- Closing Information/Closing Date	33
		TRID CD- premiums Optional	7
		TRID CD- Section B incorrect payee	3
		TRID LE - Other Considerations / Servicing (Late)	2
		TRID LE - Other Considerations / Servicing (Missing Last)	1
		TRID Seller CD- missing	1
		Total Compliance Grade (B) Exceptions:	160
	Total Compliance Exceptions:		280
Valuation	A	Value is supported within 10% of original appraisal amount	143
		Value was not supported within 10% of original appraisal amount	3
		Total Valuation Grade (A) Exceptions:	146
	Total Valuation Exceptions:		146

Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.